Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of HedgePath Pharmaceuticals, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1) The Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: February 16, 2018	/s/ Garrison J. Hasara
Garrison J. Hasara, Chief Financial Officer and Treasurer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.